Exhibit 10.1
FIFTH AMENDMENT TO EMPLOYMENT AGREEMENT
THIS FIFTH AMENDMENT TO THE EMPLOYMENT AGREEMENT (this “Amendment”), dated as of the 8th day of April, 2026, by and between BankUnited, Inc., a Delaware corporation (the “Company”), and Rajinder P. Singh (“Executive”), amends the Employment Agreement by and between the Company and Executive, dated as of February 2, 2016, as amended on May 6, 2016, January 4, 2017, December 19, 2019, and May 2, 2023 (the “Agreement”).
WHEREAS, the Company has determined that it is necessary and advisable and in the best interests of the Company to make limited updates to the Agreement as set forth herein.
NOW, THEREFORE, the parties hereto agree as follows, effective from and after April 8, 2026:
1.Section 6(c)(iii)(B) of the Agreement is hereby amended and restated as follows (for clarity, to replace the reference to “Target Annual Incentive” therein with “Average Annual Incentive”):
“(B) payment of an aggregate amount equal to two (2) times the sum of Executive’s (i) Base Salary and (ii) Average Annual Incentive, which aggregate amount shall be payable to Executive in a lump sum within 60 days following Executive’s termination of employment; provided, that if such termination of employment occurs on or following a Change in Control, this payment shall instead be in an aggregate amount equal to three (3) times the sum of (i) and (ii) above; and provided, further, that for purposes of this Agreement, “Average Annual Incentive” shall mean the average Annual Incentive paid to (or earned by) Executive during the three (3) fiscal years immediately preceding termination of Executive’s employment;”
Except as expressly modified hereby, the terms and provisions of the Agreement remain in full force and effect.
[Signature Page Follows this Page]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.
BANKUNITED, INC.
By:        /s/ James Mackey
Name:    James G. Mackey
Title:    Chief Financial Officer

EXECUTIVE
By:        /s/ Rajinder Singh
Name:    Rajinder P. Singh
[Signature Page to Employment Agreement Amendment]